UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011 (June 24, 2011)

ARMSTRONG WORLD INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 3001, Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(717) 397-0611

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)           Armstrong World Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 24, 2011 (the “Annual Meeting”).

(b)           (i)           At the Annual Meeting, the shareholders elected eleven directors to the Company’s Board of Directors, each for a term expiring at the 2012 annual meeting of shareholders or such time as his successor is elected and qualified.  The directors elected and the shareholders’ votes are as follows:

	For	Withheld
Stan A. Askren	56,107,829	97,797
David Bonderman	41,474,166	14,731,460
Kevin R. Burns	56,176,831	28,795
Matthew J. Espe	56,150,320	55,306
James J. Gaffney	54,530,904	1,674,722
Tao Huang	56,186,920	18,706
Michael F. Johnston	56,187,280	18,346
Larry S. McWilliams	56,126,626	79,000
James J. O’Connor	56,185,793	19,833
John J. Roberts	56,186,019	19,607
Richard W. Wenz	56,186,562	19,064

(ii)           The proposal to approve the Armstrong World Industries, Inc. 2011 Long-Term Incentive Plan, as set forth in the Company’s proxy statement dated April 28, 2011 (the “Proxy Statement”), was approved as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,570,927	407,361	1,227,338	728,513

(iii)           The proposal to approve the Armstrong World Industries, Inc. Management Achievement Plan, as set forth in the Proxy Statement, was approved as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,872,962	106,026	1,226,638	728,513

(iv)           The proposal to approve a non-binding resolution to approve the compensation of the Company’s named executive officers, as set forth in the Proxy Statement, was approved as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
52,362,963	2,613,181	1,229,482	728,513

(v)           The proposal to approve a non-binding resolution to indicate the frequency with which shareholders prefer to be presented with a non-binding resolution to approve the compensation of the Company’s named executive officers every 3 years, as set forth in the Proxy Statement, was approved as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
38,114,835	4,940	16,855,990	1,229,861	728,513

(vi)           The shareholders ratified the appointment of KPMG LLP to serve as the Company’s independent auditors for 2011.  The vote was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
56,902,185	29,601	2,353	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.
By:	/s/ Mary J. Huwaldt
Mary J. Huwaldt
Deputy General Counsel and Assistant Secretary

Date:	June 30, 2011